EXHIBIT 10.1 - BUSINESS CONSULTANT AGREEMENT

                          BUSINESS CONSULTANT AGREEMENT
     THIS BUSINESS CONSULTANT AGREEMENT (Agreement) is made and entered into in duplicate this 5th day of April, 2002, by and between Technology Connections, Inc., a North Carolina corporation, its subsidiaries and its affiliates ("Corporation"), on the one hand, and The Corporate Solution, Inc., a Nevada corporation and its affiliates ("Consultant"), on the other hand.
                              RECITALS
     A. The Corporation continues to experience substantial growth and plans to expand its customer base, products and services offered to its clients and its capability to finance sustained growth in the future.
B. The Corporation is desirous of preparing itself to commence expansion of the Corporation in order to successfully implement its plans to expand its customer base, products and services offered to its clients and its capability to finance sustained growth in the future.
C. The Consultant provides Business Consulting and Financial Public Relation Services, which the Corporation needs.
D. As a result, the Board of Directors of the Corporation have determined that it is in the best interests of the Corporation and its shareholders that the Corporation retain the services of a consultant to consult with the (i) Board of Directors of the Corporation ("Board"), (ii) officers of the Corporation, and
(iii) administrative staff of the Corporation concerning issues which may occur relating to the business of the Corporation, including providing business consulting and financial public relations services and assisting the Corporation in preparing to expand its business operations.
E. It is the desire of the Corporation to engage the services of the Consultant, on an independent contractor basis, to consult with the (i) Board
(ii) officers of the Corporation, and (iii) administrative staff of the Corporation concerning issues which may occur relating to the business of the Corporation, including providing business consulting and financial public relations services and assisting the Corporation in preparing to expand its business operations.
F. It is the desire of the Consultant to consult, on an independent contractor basis, with the (i) Board, (ii) the officers of the Corporation, and (iii) administrative staff of the Corporation regarding the business of the Corporation, including providing business consulting and financial public relations services and assisting the Corporation in preparing to expand its business operations.
NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS AND UNDERTAKINGS SPECIFIED HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES AGREE WITH EACH OTHER AS FOLLOWS:

1.     TERM  OF  AGREEMENT.  This  Agreement  shall  be in full force and effect
       -------------------
commencing upon the date hereof and concluding at the close of business on the same date in 2003. The respective duties and obligations of the parties shall commence on the date specified in the Preamble of this Agreement and shall continue until the close of business on the same date in 2003.
     2.     CONSULTATIONS.  The  Consultant  shall  make  appropriate  personnel
            -------------
available to consult with the Board, the officers of the Corporation, and the department heads of the administrative staff of the Corporation, at reasonable times, concerning matters relating to any issue of importance regarding the business affairs of the Corporation.
3.     MANAGEMENT  AUTHORITY  OF  CONSULTANT.  The  Consultant  shall  have  no
       -------------------------------------
management  authority  of  or  for  the  Corporation.
4.     MANAGEMENT POWER OF CONSULTANT.  The business affairs of the Corporation,
       ------------------------------
which affect, directly or indirectly, the operation of business of the Corporation and which arise in the ordinary course of business, shall be conducted by the administrative staff and officers of the Corporation. All the members of the administrative staff shall be employees of the Corporation. The Consultant shall have no control or charge of the administrative staff and no control or authority to employ, discharge, direct, supervise, or control any member of the administrative staff or other employee of the Corporation. It is the intention of the Corporation not to confer on the Consultant any power of direction, management, supervision, or control of the administrative staff or other employee of the Corporation.
5.     NO  POWER  OF  CONSULTANT  TO ACT AS AGENT.  The Consultant shall have no
       ------------------------------------------
right, power or authority to be, or act, as an agent of the Corporation for any purpose whatsoever. In that regard, the Consultant shall not attempt or purport to obligate the Corporation to any obligation or agreement.
6.     LIMITED  LIABILITY.  With  regard  to the services to be performed by the
       ------------------
Consultant pursuant to the provisions of this Agreement, the Consultant shall not be liable to the Corporation, or to any person who may claim any right because of that person's relationship with the Corporation, for any acts or omissions in the performance of said services on the part of the Consultant or on the part of the agents or employees of the Consultant, except when said acts or omissions of the Consultant are due to the Consultant's gross negligence. The Consultant makes no warranties, representations or guarantees regarding any financing attempted by the Corporation or the eventual effectiveness of the services provided by Consultant. The Corporation shall hold the Consultant and the agents and employees of the Consultant free and harmless from any and all obligations, costs, claims, judgements, attorneys fees, and attachments arising from or growing out of the services rendered to the Corporation pursuant to the provisions of this Agreement or in any way connected with or relating to the rendering of said services, except when the same shall arise because of the gross negligence of the Consultant, and the Consultant is adjudged to be guilty of the gross negligence by a court of competent jurisdiction.
7.     CASH  COMPENSATION.
       ------------------
     a. The Consultant shall not receive from the Corporation any cash consideration.

8.     STOCK.
       -----
a. The Consultant shall receive a total of One Million Two Hundred Fifty Thousand Shares of the Corporation's common stock to be registered in the Corporation's initial SB-2 registration or other similar type registration statement. The stock will be duly authorized, fully paid and non-assessable and will also contain other customary terms and conditions, and as a result of the SB-2 or similar registration the Shares shall be freely tradeable.
     9.     WARRANTS.
            --------
     a.  The Consultant shall not be entitled to any warrants.
     10.     OPTIONS.
             -------
     a.  The  Consultant  shall  not  be  entitled  to  any  options.
11.     EXPENSES.  In  addition  to the fees as set forth above, the Corporation
        --------
will reimburse Consultant, promptly upon request from time to time, for its reasonable out-of-pocket expenses incurred in connection with this Agreement, including fees and expenses of its legal counsel. Consultant cannot guarantee the total amount of fees and expenses of both Consultant and the Corporation for legal, accounting, printing, travel, entertainment and other similar costs connected with this Agreement nor does Consultant agree to limit its expenses; provided, however, that (1) reasonable and justifiable expenditures for legal, accounting, travel, sales meetings, entertainment and the like will be discussed with and agreed upon by the Corporation in advance; (2) no expenses incurred by any person other than Consultant, its employees and counsel will be reimbursable by the Corporation without its prior approval; and (3) no part of Consultant's general and administrative expenses will be allocated to the services provided under this Agreement nor will a request for reimbursement of such expenses be forwarded to the Corporation.
12.     PAYMENT  OF  FEES AND ADDITIONAL COMPENSATION.  Notwithstanding anything
        ----------------------------------------------
to the contrary contained herein, the provisions concerning the Corporation's obligations to pay fees, issue warrants, options, stock and pay or reimburse expenses contained herein will survive any such expiration or termination of this Agreement.
     13.     MINIMUM  AMOUNT OF SERVICE.  Any provision of this Agreement to the
             --------------------------
contrary notwithstanding, the Consultant shall devote only so much time to the affairs of the Corporation as the Consultant, with the approval of Corporation, determines to be necessary or appropriate; and the Consultant may represent, perform services for, and be employed by, any additional persons as the Consultant, in the Consultant's sole discretion, determines to be necessary or appropriate.
     14.     CHANGE OF CONTROL.  Any provision of this Agreement to the contrary
             -----------------
notwithstanding, in the event the Corporation experiences either a "change in control" transaction, including, but not limited to, a merger, acquisition or sale of a controlling interest in the Corporation, the terms and conditions of this Agreement shall remain in effect and in full force, and such action by the Corporation shall not in any way diminish, affect or compromise the Consultant's rights, including but not limited to, all compensation as described in Sections 7,8,9,10 and 11 herein, as specified in this Agreement.
     15.     HOLD  HARMLESS.  The  Corporation  and the Consultant also mutually
             --------------
agree to indemnify and hold harmless each party and each of its affiliates, counsel, stockholders, directors, officers, employees and controlling persons, within the meaning of Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, for any violations of state or federal securities laws by either party or any of its officers, other employees, agents, affiliates, counsel, stockholders, directors, and controlling persons.
     16.     CORPORATE  DOCUMENTS.  The  Corporation will provide and deliver to
             --------------------
Consultant, at the Corporation's expense, all documents, appraisals, projections, financial data, and other information, collectively referred to herein as "Information", reasonably requested by Consultant for the purpose of rendering merchant banking, consultant and financial services hereunder. All Information provided by the Corporation shall be accurate and complete, in all material respects, and the Corporation recognizes and confirms that (a) Consultant will use and rely on the Information without having independently verified all of the same and (b) Consultant does not assume responsibility for the accuracy or completeness of the Information.
     17.     CONFIDENTIALITY.  Consultant  agrees  to  keep  confidential  all
             ---------------
material, non-public information provided to it by the Corporation, except as required by law or as contemplated by the terms of this Agreement.
Notwithstanding anything to the contrary herein, Consultant may disclose non-public information to its agents and advisors whenever Consultant determines that such disclosure is necessary or advisable to provide the services contemplated hereunder. Consultant shall inform all parties who receive disclosure of non-public information or who have access to such information of the obligation of confidentiality, and shall inform the Corporation of any disclosure of non-public information to any party other than Consultant's independent public accountants or attorneys.
     18.     FAILURE  TO  ACT BY ONE PERSON. Any direction or consultation given
             ------------------------------
or service performed by one of the persons acting on behalf of the Consultant, pursuant to the provisions of this Agreement, shall constitute the direction or consultation or the performance of service of the Consultant. If, for any reason, any person acting on behalf of the Consultant is unable or unwilling to act or perform pursuant to the provisions of this Agreement, that event shall not void this Agreement or diminish its effect; and the performance by any person acting on behalf of the Consultant shall constitute full and complete performance of this Agreement on the part of the Consultant.
     19.     INDEMNIFICATION.  In  addition  to  the  limitation  of  liability
             ---------------
contemplated by the provisions of Paragraph 6 and Paragraph 15 of this Agreement, the Corporation shall save the Consultant harmless from and against and shall indemnify the other for any and all liabilities, losses, costs, expenses, or damages howsoever caused by reason of any injury (whether to body, property, or personal or business character or reputation) sustained by any person or to any person or to property by reason of any act, neglect, default, or omission of the Consultant or any of the Consultant's agents, employees, or other representatives in Consultant's carrying out its duties as defined in this Agreement as a result of any misrepresentation or misconduct by the Corporation. In the event the Consultant is sued in any court for damages by reason of the Consultant's relationship with the Corporation and as a result of any misrepresentation or misconduct by the Corporation, the Corporation shall defend that court action (or cause that court action to be defended), at the Corporation's sole expense and the Corporation shall pay and discharge any judgment that may be rendered in any such court action. In the event the Corporation fails or neglects to defend the Consultant in any such court action, the Consultant may defend such court action and any expenses, including attorney's fees, which the Consultant may pay or incur in defending any such court action and the amount of any judgment which the Consultant may be required to pay shall be reimbursed promptly by the Corporation to the Consultant upon demand therefor by the Consultant.
     20.     EQUITABLE  REMEDIES.  As a result of the uniqueness of the services
             -------------------
to be performed by the Consultant for the Corporation, and because the Consultant's reputation in the community may be affected by the financial success or failure of the Corporation, in addition to the other rights and remedies that the Consultant may have for a breach of this Agreement, the Consultant shall have the right to enforce this Agreement, in all of its provisions,  specific  performance,  or  other  relief  in  a  court  or equity.
     21.     RELATIONSHIP  CREATED.  The  Consultant  is  not an employee of the
             ---------------------
Corporation for any purpose whatsoever, but is an independent contractor. The Consultant is not an affiliate of the Corporation as defined in the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended. The Corporation is interested only in the results obtained by the Consultant, who shall have the sole control of the manner and means of performing pursuant to this Agreement. The Corporation shall not have the right to require the
Consultant to collect accounts, investigate customer complaints, attend meetings, periodically report to the Corporation, follow prescribed itineraries, keep records of business transacted, make adjustments, conform to particular policies of the Corporation, or do anything else which would jeopardize the relationship of independent contractor between the Corporation and the Consultant, nor shall the Corporation do anything that would in any way cause the Consultant to be classified as an affiliate as defined in the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended.
22.     CONSULTANT'S  REPRESENTATIVES.  The  Consultant  shall have the right to
        -----------------------------
appoint or otherwise designate suitable and desirable employees, agents and representatives ("Consultant's Representatives"). The Consultant shall be solely responsible for the Consultant's Representatives and their acts. The Consultant's Representatives shall be at the Consultant's own risk, expense and supervision, and the Consultant's Representatives shall not have any claim against the Corporation for salaries, commissions, items of cost, or other form of compensation or reimbursement. The Consultant represents, warrants, and covenants that the Consultant's Representatives shall be subordinate to the Consultant and subject to each and all of the terms, provisions and conditions applying to the Consultant specified in this Agreement.
     23.     RECOVERY  OF LITIGATION COSTS.  If any legal or equitable action or
             -----------------------------
other proceeding is commenced for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation regarding any of the provisions of this Agreement, the successful or prevailing party in such action or proceeding shall be entitled to recover reasonable attorneys' fees and all costs incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.
24.     GOVERNMENTAL RULES AND REGULATIONS. The provisions of this Agreement are
        ----------------------------------
subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the relationship contemplated by the provisions of this Agreement.
25.     NOTICES.  All  notices,  requests,  demands  or  other  communications
        -------
pursuant to this Agreement shall be in writing or by telex or facsimile transmission and shall be deemed to have been duly given (i) on the date of service, if delivered in person or by telex or facsimile transmission (with the telex or facsimile confirmation of transmission receipt acting as confirmation of service when sent and provided telexed or telecopied notices are also mailed by first class, certified or registered mail, postage prepaid); or (ii) 48 hours after mailing by first class, registered or certified mail, postage prepaid, and properly addressed as follows:

If  to  the  Corporation:

Technology  Connections,  Inc.
13777  Ballantyne  Corporate  Park,  Suite  250
Charlotte,  North  Carolina  28277
Telecopier:  704.944.3201

If  to  the  Consultant:
The  Corporate  Solution,  Inc.
318  North  Carson  Street,  Suite  208
Carson  City,  Nevada  89701
Telecopier:  909.471.0829

or at such other address as the party affected my designate in a written notice to such other party in compliance with this paragraph.
     26.     ENTIRE  AGREEMENT.  This  Agreement  supersedes  any  and all other
             -----------------
agreements, either oral or in writing, between the parties regarding the subject matter of this Agreement and specifies all the covenants and agreements between the parties with respect to that subject matter, and each party acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not specified in this Agreement; and any other agreement, statement or promise concerning the subject matter specified in this Agreement shall be of no force or effect in a subsequent modification in writing signed by the party to be charged.
27.     SEVERABILITY.  In  the event any part of this Agreement, for any reason,
        ------------
is determined to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in complete force and effect as of this Agreement had been executed with the invalid portion of this Agreement eliminated. It is hereby declared the intention of the parties that the parties would have executed the remaining portion of this Agreement without including any such part, parts or portion which, for any reason, hereafter my be determined invalid.
     28.     CAPTIONS  AND  INTERPRETATION.  Captions  of the paragraphs of this
             -----------------------------
Agreement are for convenience and reference only, and the words contained in those captions shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language as if that language was prepared  by  all  parties  and  not  strictly  for  or  against  any  party.
29.     FURTHER ASSURANCES.  Each party shall take any and all action necessary,
        ------------------
appropriate or advisable to execute and discharge such party's responsibilities and obligations created by the provisions of this Agreement and to further effectuate, perform and carry out the intents and purposes of this Agreement and the relationship contemplated by the provision of this Agreement.
     30.     NUMBER  AND  GENDER.  Whenever  the singular number is used in this
             -------------------
Agreement, and when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders, and vice versa; and the word "person" shall include corporation, firm, trust, association, governmental authority, municipality, association, sole proprietorship, joint venture, association, organization, estate, joint stock company, partnership, or other form of entity.
     31.     EXECUTION  IN  COUNTERPARTS.  This  Agreement  may  be  prepared in
             ---------------------------
multiple copies and forwarded to each of the parties for execution. This Agreement shall become effective when the Consultant receives a copy or copies of this Agreement executed by the parties in the names as those names appear at the end of this Agreement. All of the signatures of the parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all the parties, those copies shall constitute one agreement, which is not otherwise separable or divisible. The Consultant shall keep all of such signed copies and shall conform one copy to show all of those signatures and the dates thereof and shall mail a copy of such conformed copy to each of the parties within thirty (30) days after the receipt by such counsel of the last signed copy, and shall cause one such conformed copy to be filed in the principal office of the Consultant.
     32.     SUCCESSORS  AND ASSIGNS.  This Agreement and each of the provisions
             -----------------------
of this Agreement shall obligate and inure to the benefit the heirs, executors, administrators, successors and assigns of each of the parties; provided, however, nothing specified in this paragraph shall be a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.
33.     RESERVATION  OF  RIGHTS.  The failure of any party at any time hereafter
        -----------------------
to require strict performance by any other party of any of the warranties, representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect or diminish any right of such failing party to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms and conditions specified in this Agreement. Any waiver of any default not waive or affect any other default, whether prior or subsequent thereto, and whether the same or of a different type. None of the representations, warranties, covenants, conditions, provisions and terms specified in this Agreement shall be deemed to have been waived by any act or knowledge of either party or such party's agents, officers or employees, and any such waiver shall be made only by an instrument in writing, signed by the waiving party and directed to each non-waiving party specifying such waiver. Each party reserves such party's rights to insist upon strict compliance with the terms, conditions, warranties, obligations, representations, covenants and provisions of this Agreement at all times.

     34.     CONCURRENT  REMEDIES.  No  right  or  remedy  specified  in  this
             --------------------
Agreement  conferred  on  or  reserved  to the parties is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. The termination of this Agreement for any reason whatsoever shall not prejudice any right or remedy which either party may have, either at law, in equity or pursuant to the provisions of this Agreement.
     35.     CHOICE OF LAW AND CONSENT TO JURISDICTION.  This Agreement shall be
             -----------------------------------------
deemed to have been entered into in the State of Nevada, and all questions concerning the validity, interpretation or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Nevada. Any and all actions or proceedings, at law or in equity, to enforce or interpret the provisions of this Agreement shall be litigated in courts having situs within the State of Nevada, and each party hereby consents expressly to the jurisdiction of any local, state or federal court located within the State of Nevada and consents that any service of process in such action or proceeding may be made by personal service upon such party wherever such party may be then located, or by certified or registered mail directed to such party at such party's last known address.
     36.     ASSIGNABILITY.  Neither  party  shall sell, assign, transfer, covey
             -------------
or  encumber  this  Agreement  or  any  right  or  interest in this Agreement or pursuant  to  this  Agreement,  or  suffer  or permit any such sale, assignment, transfer or encumbrance to occur by operation of law without the prior written consent of the other party. In the event of any sale, assignment, transfer or encumbrance consented to by such other party, the transferee or such transferee's legal representative shall agree with such other party in writing to assume personally, perform and be obligated by the covenants, obligations, warranties, representations, terms, conditions and provisions specified in this Agreement.
37.     CONTINUING  PROVISIONS.  Notwithstanding  anything  to  the  contrary
        ----------------------
contained herein, the provisions concerning confidentiality, indemnification, contribution and the Corporation's obligations to pay fees and pay or reimburse expenses contained herein and in the indemnification provisions hereof will survive any such expiration or termination of this Agreement.
     38.     FORCE  MAJEURE.
             --------------
     a. If any party is rendered unable, completely or partially, by the occurrence of any event of "force majeure" (hereinafter defined) to perform such party's obligations created by the provisions of this Agreement, other that the obligation to make payments of money, such party shall give to the other party prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure", shall be suspended during, but no longer than, the continuance of the event of "force majeure" The party affected by such event of "force majeure" shall use all reasonable diligence to resolve, eliminate and terminate the event of "force majeure" as quickly as practicable.

     b. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as herein above specified, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned.
     c.  The  term  "force  majeure" as used herein shall be defined as and mean any act of God, strike, civil disturbance, lockout or other industrial disturbance, act of the public enemy, war, blockage, public riot, earthquake, tornado, hurricane, lightening, fire, public demonstration, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of the party claiming such suspension.
     39.     CONSENT TO AGREEMENT.  By executing this Agreement, each party, for
             --------------------
itself, represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement. Executed at Carson City, Nevada, effective as of the date specified in the preamble of this Agreement.

TECHNOLOGY  CONNECTIONS,  INC.,     THE  CORPORATE  SOLUTION,  INC.,
A  North  Carolina  corporation     a  Nevada  corporation

By:  /s/  Kevin  G.  Kyzer          By:  /s/  Robert  P.  Atwell
Kevin  G.  Kyzer                    Robert  P.  Atwell
President                           President